Property, plant and equipment (Tables)	6 Months Ended
Jun. 30, 2023
Property, plant and equipment.
Schedule of movement in the net book values of property, plant and equipment

	As of June 30, 2023
		IT	Lab	Leasehold	Assets under
In CHF thousands	Furniture	equipment	equipment	improvements	construction	Total
Acquisition cost:
Balance at December 31, 2022	285	1,909	9,765	1,640	3	13,602
Additions	6	160	189	—	—	355
Disposals	—	(19)	—	(12)	—	(31)
Transfers	—	—	—	3	(3)	—
Balance at June 30, 2023	291	2,050	9,954	1,631	—	13,926

Accumulated depreciation:
Balance at December 31, 2022	(159)	(1,599)	(7,017)	(568)	—	(9,343)
Depreciation expense	(27)	(136)	(547)	(132)	—	(842)
Disposals	—	19	—	—	—	19
Balance at June 30, 2023	(186)	(1,716)	(7,564)	(700)	—	(10,166)

Carrying amount:
December 31, 2022	126	310	2,748	1,072	3	4,259
June 30, 2023	105	334	2,390	931	—	3,760